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                                                                    EXHIBIT 10.7
                                                                    ------------

                             FIRST CONSENT AGREEMENT
                             -----------------------

         THIS FIRST CONSENT AGREEMENT (this "Consent") is entered into as of the 9th day of August, 1999, by, between and among (a) the financial institutions from time to time party hereto, as lenders (collectively the "Lenders" and individually a "Lender"), (b) The Huntington National Bank ("Huntington"), as Administrative Agent for the Lenders (Huntington with its successors in such capacity, the "Administrative Agent"), and (c) Dominion Homes, Inc. (the "Company").

                                    RECITALS:

         A. As of May 29, 1998, the Company, the Lenders, the Administrative Agent and Huntington Capital Corp., in its capacity as Syndication Agent for the Lenders (the "Syndication Agent") executed a certain Credit Agreement as amended, modified and supplemented from time to time (as so amended, modified and supplemented, the "Credit Agreement"), setting forth the terms of certain extensions of credit to the Company; and

         B. As of May 29, 1998, the Company executed and delivered to the Lenders, inter alia, certain Revolving Credit Notes in the aggregate principal sum of One Hundred Twenty Five Million Dollars ($125,000,000.00) ( the "Notes"); and

         C. In connection with the Credit Agreement and the Notes, the Company executed and delivered to the Administrative Agent certain other loan documents, consents, assignments, agreements, certificates, and instruments in connection with the indebtedness referred to in the Credit Agreement (all of the foregoing, together with the Notes and the Credit Agreement, are hereinafter collectively referred to as the "Credit Documents"); and

         D. The Company has requested, with respect to its fiscal year ending December 31, 1999, that the Required Lenders and the Administrative Agent, pursuant to Section 13.4 of the Credit Agreement, consent to allow the Company to redeem or purchase for fair market value up to $2,500,000 of its capital common stock during its fiscal year ending December 31, 1999, and the Required Lenders and the Administrative Agent are willing to provide such consent upon the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:

          1. DEFINITIONS. This consent is provided pursuant to the terms of the Credit Agreement, and all capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

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         2. Notwithstanding the limitations set forth in Section 8.8 of the
Credit Agreement, "ACQUISITION OF CAPITAL STOCK," the Required Lenders and the Administrative Agent, with respect to the Company's fiscal year ending December 31, 1999, hereby consent to the Company's redemption or purchase for fair market value of up to $2,500,000 of its capital common stock during such fiscal year ending December 31, 1999.

         3. This Consent shall become effective as of August 9, 1999, upon satisfaction of all of the following conditions precedent: the Administrative Agent shall have received six duly executed copies of this Consent and such other certificates, instruments, documents, agreements, and opinions of counsel as may be required by the Administrative Agent, each of which shall be in form and substance satisfactory to the Administrative Agent and its counsel.

         4. Except as modified herein, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement, the Credit Documents and all other agreements executed in connection therewith shall remain as written originally and in full force and effect in accordance with their respective terms, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Administrative Agent, Syndication Agent or the Lenders may have thereunder. The agreement set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the rights of the Administrative Agent, they Syndication Agent or the Lenders under or of any other term or provisions of the Credit Agreement, any Credit Document, or other agreement executed in connection therewith, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Company which would require the consent of the Administrative Agent, the Lenders, or the Syndication Agent, including, without limitation, waivers of Events of Default which may exist after giving effect hereto. The Company ratifies and confirms each term, provision, condition and covenant set forth in the Credit Agreement and the Credit Documents and acknowledges that the agreement set forth therein continue to be legal, valid and binding agreements, and enforceable in accordance with their respective terms.

         5. The Company hereby represents and covenants that (a) no Event of Default will exist upon execution of this Consent, and nothing in this Consent shall be construed to waive, modify, or cure any default or Event of Default that exists or may exist under the Credit Agreement or the Credit Documents; (b) each and every one of the representations and warranties made in the Credit Agreement or the Credit Documents executed and delivered to the Administrative Agent and the Lenders is true and correct in all respects on and as of the date hereof, except to the extent that any such representations and warranties related, by the express terms thereof, solely to a date prior hereto; and (c) the Company has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in the Credit Agreement and the Credit Documents. The Company further acknowledges that the representations and covenants contained herein are a material inducement to the Administrative Agent and the Lenders, to execute and deliver this Consent. The Administrative Agent, the Lenders, and the Syndication Agent reserve and retain all rights and remedies available to it under the Credit Agreement, the Credit Documents, and applicable law.

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         6. This Consent may be executed in two or more counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same document. Separate counterparts may be executed with the same effect as if all parties had executed the same counterparts.

         7. This Consent shall be governed by and construed and enforced in accordance with the laws of the State of Ohio.

                  IN WITNESS WHEREOF, the Company, the Lenders set forth below, and the Administrative Agent have hereunto set their hands as of the date first set forth above.

                              THE COMPANY:

                              DOMINION HOMES, INC.

                              By:  /s/ Terry E. George
                                 -----------------------------------------------

                              Its: Senior Vice President and Treasurer
                                  ----------------------------------------------


                              THE BANKS:

                              THE HUNTINGTON NATIONAL BANK

                              By:  /s/ William R. Remias
                                 -----------------------------------------------

                              Its: Vice President
                                  ----------------------------------------------


                              NBD BANK

                              By:  /s/ Steven Mahr
                                 -----------------------------------------------

                              Its: First Vice President
                                  ----------------------------------------------


                              KEYBANK NATIONAL ASSOCIATION

                              By:  /s/ Robert Zelina
                                 -----------------------------------------------

                              Its: Vice President
                                  ----------------------------------------------

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                              NATIONAL CITY BANK

                              By:  /s/ Steven A. Smith
                                 -----------------------------------------------

                              Its: Vice President
                                  ----------------------------------------------


                              FIRSTAR BANK, N.A. F/K/A STAR BANK, N.A.

                              By:  /s/ Marilyn K. Miller
                                 -----------------------------------------------

                              Its: Vice President
                                  ----------------------------------------------

                              COMERICA BANK

                              By:  /s/ Charles Weddell
                                 -----------------------------------------------

                              Its: Vice President
                                  ----------------------------------------------


                              ADMINISTRATIVE AGENT:

                              THE HUNTINGTON NATIONAL BANK


                              By:  /s/ William R. Remias
                                 -----------------------------------------------

                              Its: Vice President
                                  ----------------------------------------------

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